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                                                                      EXHIBIT 10

                     AMENDMENT NO. 3 TO CREDIT AGREEMENT



            THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (the "Amendment No. 3") dated as of July 1, 1999 by and among CHAMPION ENTERPRISES, INC., a Michigan corporation (the "Borrower"), the Guarantors set forth herein, the Banks set forth herein, NBD BANK, as Syndication Agent, COMERICA BANK, as Documentation Agent and NATIONAL CITY BANK, HARRIS TRUST AND SAVINGS BANK, KEYBANK NATIONAL ASSOCIATION, NATIONSBANK, N.A. and WACHOVIA BANK, N.A., as Co-Agents, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Banks (the "Agent").

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Guarantors, the Banks, the Syndication Agent, the Documentation Agent, the Co-Agents and the Agent are parties to that certain Credit Agreement dated as of May 5, 1998, as amended by Amendment No. 1 dated as of December 18, 1998 and Amendment No. 2 dated as of March 31, 1999 (the "Credit Agreement"); and

            WHEREAS, the parties hereto desire to further amend the Credit Agreement as hereinafter provided.

            NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

      1.    Definitions.

      Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment No. 3.

      2.    Amendment of Credit Agreement.

            A. Section 1.1 [Definitions] of the Credit Agreement is hereby amended by deleting the definitions of "Amendment No. 2" and "Guarantor" in their entirety and inserting in lieu thereof the following:

            Amendment No. 3 shall mean that certain Amendment No. 3 to Credit Agreement dated as of July 1, 1999 by and among the Borrower, the Guarantors, the Banks, the Syndication Agent, the Documentation Agent, the Co-Agents and the Agent.

            Guarantor shall mean each of the parties to this Agreement which is designated as a "Guarantor" on the signature pages of Amendment No. 3 and each other Person which joins this Agreement as a Guarantor after the date hereof pursuant to Section 11.18. Each of the Domestic Subsidiaries now existing is a Guarantor and each Domestic Subsidiary hereafter created shall join this Agreement as a Guarantor.

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            B. Section 1.1 [Definitions] of the Credit Agreement is hereby amended by inserting the following definitions of "Domestic Subsidiary" and "Foreign Subsidiary" in alphabetical order:

            Foreign Subsidiary shall mean any subsidiary of the Borrower which is not a Domestic Subsidiary.

            Domestic Subsidiary shall mean any subsidiary of the Borrower (other than Champion Development or subsidiaries of Champion Development) which is organized or incorporated under the laws of any state or commonwealth in the United States of America or the District of Columbia.

            C. Section 7.1.11 [Addition of Subsidiaries as Guarantors in Certain Circumstances] of the Credit Agreement is hereby deleted in its entirety.

            D. Section 7.2.8 [Subsidiaries, Partnerships and Joint Ventures] of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof the following:

            7.2.8 Subsidiaries, Partnerships and Joint Ventures.

            The Borrower shall not, and shall not permit any of its Subsidiaries (other than Champion Development or subsidiaries of Champion Development) to, own or create directly or indirectly any Subsidiaries other than Foreign Subsidiaries other than (i) any Subsidiary which has joined this Agreement as a Guarantor on the date of Amendment No. 3; (ii) any Subsidiary formed or acquired after the date of Amendment No. 3 which becomes a Guarantor in accordance with Section 10.18 [Joinder of Guarantors].

            E. Section 10.18 [Joinder of Guarantors] to the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

            10.18 Joinder of Guarantors.

            Any Subsidiary of the Borrower which is required to join this Agreement as a Guarantor pursuant to Section 7.2.8 [Subsidiaries, Partnerships and Joint Ventures] shall execute and deliver to the Agent and each Bank (i) a Guarantor Joinder in substantially the form attached hereto as Exhibit 1.1(G)(1) pursuant to which it shall join as a Guarantor each of the documents to which the Guarantors are parties; and (ii) documents in the forms described in Section 6.1 [First Loans and Letters of Credit] modified as appropriate to relate to such Subsidiary. The Borrower shall deliver such Guarantor Joinder and related documents to the Agent within five (5) Business Days after the formation or acquisition of any Subsidiary by the Borrower.






                                      -2-

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      3.    Conditions of Effectiveness of this Agreement.

      The effectiveness of this Amendment No. 3 is expressly conditioned upon satisfaction of each of the following conditions precedent:

      (a) Representations and Warranties; No Defaults. The representations and warranties of the Loan Parties contained in Section 5 of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement; and no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

      (b) Counterparts. The Agent shall have received counterparts of this Amendment No. 3 duly executed by the Borrower and the Banks, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent. This Amendment No. 3 may be executed by the parties hereto in any number of separate counterparts, each of which when taken together and duly executed and delivered shall together constitute one and the same instrument.

      (c) Borrower Certificate. The Agent shall have received a certificate signed by the Secretary or Assistant Secretary of the Borrower certifying as to all action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 3.

      (d) Joinder of Guarantors. The Agent shall have received the Guarantor Joinder and related documents required by Section 10.18 with respect to the Subsidiaries of the Borrower which are becoming Guarantors on the date of Amendment No. 3.

      4. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect on and after the date hereof.

      5. Governing Law. This Amendment No. 3 shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

      6. Fees and Expenses. The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all legal costs, expenses and disbursements relating to this Amendment No. 3 which are payable by the Borrower as provided in Sections 9.5 and 10.3 of the Credit Agreement.

                            [SIGNATURE PAGE FOLLOWS]





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         [SIGNATURE PAGE 1 OF 4 OF AMENDMENT NO. 3 TO CREDIT AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                [BORROWER]

ATTEST:                               CHAMPION ENTERPRISES, INC.


                                      By:
                                      Name: Joseph H. Stegmayer
                                      Title: Executive Vice President
[Seal]


                               [GUARANTORS]

ATTEST:                               EACH GUARANTOR LISTED ON
                                      SCHEDULE 1 HERETO


                                      By:
                                      Name: Joseph H. Stegmayer
                                      Title: Chief Financial Office of
                                      each Guarantor listed on Schedule 1
[Seal]


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         [SIGNATURE PAGE 2 OF 4 OF AMENDMENT NO. 3 TO CREDIT AGREEMENT]

                             [BANKS AND AGENTS]
                                      PNC BANK, NATIONAL
ASSOCIATION,                          individually and as Administrative Agent
                                      By:


                                      Name:
                                      Title:

                                      BANK ONE, N.A., individually and
as                                    Syndication Agent


                                      By:
                                      Name:
                                      Title:

                                      COMERICA BANK, individually and
as                                    Documentation Agent


                                      By:
                                      Name:
                                      Title:

                                      NATIONAL CITY BANK, individually and
as                                    Co-Agent


                                      By:
                                      Name:
                                      Title:

                                      HARRIS TRUST AND SAVINGS BANK,
                                      individually and as Co-Agent


                                      By:
                                      Name:
                                      Title:


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       [SIGNATURE PAGE 3 OF 4 OF AMENDMENT NO. 3 TO CREDIT AGREEMENT]

                                      KEYBANK NATIONAL ASSOCIATION,
                                      individually and as Co-Agent


                                      By:
                                      Name:
                                      Title:

                                      BANK OF AMERICA, N.A., individually and
                                      as Co-Agent


                                      By:
                                      Name:
                                      Title:

                                      WACHOVIA BANK, N.A., individually and
                                      as Co-Agent


                                      By:
                                      Name:
                                      Title:

                                      STANDARD FEDERAL BANK


                                      By:
                                      Name:
                                      Title:

                                      THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                      CHICAGO BRANCH


                                      By:
                                      Name:
                                      Title:


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         [SIGNATURE PAGE 4 OF 4 OF AMENDMENT NO. 3 TO CREDIT AGREEMENT]

                                      MICHIGAN NATIONAL BANK


                                      By:
                                      Name:
                                      Title:

                                      THE BANK OF NOVA SCOTIA


                                      By:
                                      Name:
                                      Title:

                                      HIBERNIA NATIONAL BANK


                                      By:
                                      Name:
                                      Title:

                                      CREDIT SUISSE FIRST BOSTON


                                      By:
                                      Name:
                                      Title:


                                      By:
                                      Name:
                                      Title:

                                   SCHEDULE 1
                                       TO
             AMENDMENT NO. 3 TO CREDIT AGREEMENT DATED JULY 1, 1999

[GUARANTORS]
A-1 HOMES GROUP, INC., a Michigan corporation
ACCENT MOBILE HOMES, INC., a North Carolina corporation
ALPINE HOMES, INC., a Colorado corporation
AMERICAN TRANSPORT, INC., a Nevada corporation
ART RICHTER INSURANCE, INC., a Kentucky corporation
AUBURN CHAMP, INC., a Michigan corporation
BRYAN MOBILE HOMES, INC., a Texas corporation
BUILDERS CREDIT CORPORATION, a Michigan corporation
CAC FUNDING CORPORATION, a Michigan corporation
CAL-NEL, INC., a Texas corporation
CARE FREE HOMES, INC., a Michigan corporation (applied for)
CARNIVAL HOMES, INC., A Kansas corporation
CENTRAL MISSISSIPPI MANUFACTURED HOUSING, INC., a Mississippi corporation CHAMPION FINANCIAL CORPORATION, a Michigan corporation
CHAMPION HOME BUILDERS CO., a Michigan corporation
CHAMPION HOME CENTERS, INC., a Michigan corporation
CHAMPION HOME COMMUNITIES, INC., a Michigan corporation
CHAMPION MOTOR COACH, INC., a Michigan corporation
CHANDELEUR HOMES, INC., a Michigan corporation
CLIFF AVE. INVESTMENTS, INC., a South Dakota corporation
COLONIAL HOUSING, INC., a Texas corporation
COUNTRY ESTATE HOMES, INC., an Oklahoma corporation
COUNTRYSIDE HOMES, INC., a North Dakota corporation (applied for)
CREST RIDGE HOMES, INC., a Michigan corporation
CRESTPOINTE FINANCIAL SERVICES, INC., a Delaware corporation
DUTCH HOUSING, INC., a Michigan corporation
FACTORY HOMES OUTLET, INC., an Idaho corporation
FACTORY OUTLET, INC., a Michigan corporation
FLEMING COUNTY INDUSTRIES, INC., a Kentucky corporation
GATEWAY ACCEPTANCE CORP., a South Dakota corporation
GATEWAY MOBILE & MODULAR HOMES, INC., a Nebraska corporation
GATEWAY PROPERTIES CORP., a South Dakota corporation
GEM HOMES, INC., a Delaware corporation
GRAND MANOR, INC., a Michigan corporation
HEARTLAND HOMES, INC., a Texas corporation
HOMEPRIDE FINANCE CORPORATION, a Michigan corporation
HOMES AMERICA FINANCE, INC., a Nevada corporation
HOMES AMERICA OF ARIZONA, INC., an Arizona corporation
HOMES AMERICA OF CALIFORNIA, INC., a California corporation
HOMES AMERICA OF OKLAHOMA, INC., an Oklahoma corporation
HOMES AMERICA OF UTAH, INC., a Utah corporation
HOMES AMERICA OF WYOMING, INC., a Wyoming corporation
HOMES OF LEGEND, INC., a Michigan corporation
HOMES OF MERIT, INC., a Florida corporation
I.D.A., INC., an Oklahoma corporation
IMPERIAL HOUSING, INC., a Texas corporation
INVESTMENT HOUSING, INC., a Texas corporation
ISEMAN CORPORATION, a South Dakota corporation
JASPER MOBILE HOMES, INC., a Texas corporation


                           Page 1 of 3 to Schedule 1

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KENTUCKYBILT HOMES, INC., a Michigan corporation
LAKE COUNTRY LIVING, INC., a Texas corporation
LAMPLIGHTER HOMES, INC., a Washington corporation
LAMPLIGHTER HOMES (OREGON), INC., an Oregon corporation
M&J SOUTHWEST DEVELOPMENT CORP., a Texas corporation
MANUFACTURED HOUSING OF LOUISIANA, INC., a Michigan corporation
MOBILE FACTORY OUTLET, INC., a Texas corporation
MODULINE INTERNATIONAL, INC., a Washington corporation
NORTHSTAR CORPORATION, a South Dakota corporation
PHILADELPHIA HOUSING CENTER, INC., a Mississippi corporation
PREMIER HOUSING, INC., a Texas corporation
REDMAN BUSINESS TRUST, a Delaware business trust
REDMAN HOMES MANAGEMENT COMPANY, INC., a Delaware corporation
REDMAN HOMES, INC., a Delaware corporation
REDMAN INDUSTRIES, INC., a Delaware corporation
REDMAN INVESTMENT, INC., a Delaware corporation
REDMAN MANAGEMENT SERVICES BUSINESS TRUST, a Delaware business trust REDMAN RETAIL, INC., a Delaware corporation
REGENCY SUPPLY COMPANY, INC., a Delaware corporation
SAN JOSE ADVANTAGE HOMES, a California corporation
SERVICE CONTRACT CORPORATION, a Michigan corporation
SOUTHERN SHOWCASE FINANCE, INC., a Michigan corporation
SOUTHERN SHOWCASE HOUSING, INC., a North Carolina corporation
STAR FLEET, INC., an Indiana corporation
THE OKAHUMPKA CORPORATION, a Florida corporation
THOMAS HOMES OF AUSTIN, INC., a Texas corporation
THOMAS HOMES OF BUDA, INC., a Texas corporation
THOMAS HOMES OF TEXAS, INC., a Texas corporation
TOM TERRY ENTERPRISES, INC., a Nevada corporation
TRADING POST MOBILE HOMES, INC., a Kentucky corporation USA
MOBILE HOMES, INC., an Oregon corporation
VICTORY INVESTMENT CO., an Oklahoma corporation
VIDOR MOBILE HOME CENTER, INC., a Texas corporation
WESTERN HOMES CORPORATION, a Delaware corporation
WHITWORTH MANAGEMENT, INC., a Nevada corporation
WRIGHT'S MOBILE HOMES, INC., a Texas corporation













                            Page 2 of 3 to Schedule 1